Exhibit 99.1

Builders FirstSource to Acquire WTS Paradigm, LLC, a Software Solutions and Services Provider for the Building Products Industry

Transaction accelerates annual billion dollar digital opportunity for Builders FirstSource and advances its strategy to invest in innovative digital solutions that help customers build more efficiently

Paradigm’s technology will drive efficiencies and productivity in the building supply chain, enhancing Builders FirstSource’s portfolio of value-added products and services

Enhanced digital solutions are expected to improve customer satisfaction and drive growth and operating efficiency for Builders FirstSource’s distribution business

June 29, 2021 – (DALLAS) – Builders FirstSource, Inc. (Nasdaq: BLDR) (“Builders FirstSource”), today announced that it has entered into a definitive agreement to acquire WTS Paradigm, LLC (“Paradigm”), a software solutions and services provider for the building products industry, in a cash transaction valued at approximately $450 million. The acquisition is an important step forward in Builder FirstSource’s strategy to invest in innovative digital solutions that will help its customers build more efficiently. Paradigm serves hundreds of customers, including manufacturers, retailers, dealers, homebuilders and remodelers and is expected to generate revenue of approximately $50 million in 2021.

President and CEO of Builders FirstSource Dave Flitman said, “Purchasing Paradigm is an important step in advancing our digital strategy to create significant construction process efficiencies through prudent investments in innovative technologies. Home construction lags far behind other major industries in the adoption of modern tools that can save time and money and reduce waste. Our unmatched scale, industry relationships and technical knowledge uniquely position us to increase the adoption of digital solutions across a fragmented customer base. Paradigm’s powerful technology platform provides us with an enhanced customer value proposition, helping fuel long-term growth by establishing a leadership position in digital solutions for homebuilders.”

Based in Middleton, Wisconsin, Paradigm specializes in technology, software development and consulting services that help manufacturers, retailers and homebuilders in the building products industry boost sales, reduce costs and become more efficient. Paradigm offers its customers a simplified process for configuring, estimating and manufacturing complex products with many options, such as windows and doors. Importantly, acquiring Paradigm will enhance Builders FirstSource’s digital capabilities and align with the company’s broader vision to provide digital solutions that solve pain points at every step in the homebuilding process. Builders FirstSource plans to continue to invest in the core Paradigm Omni™ configuration technology, which also powers a newer product: Paradigm Omni™ for Homebuilders, a virtual design technology that reduces friction and improves efficiency.

Nathan Herbst, Paradigm Founder and CEO, stated, “I have always cared deeply about the success of our employees, our customers and this company. We will continue to be a great partner to all our existing customers. Becoming a part of Builders FirstSource will unlock new opportunities for our employees, introduce us to new customers and allow us to accelerate the adoption and deployment of our software to solve our customers’ complex business problems. I look forward to working with the Builders FirstSource team to enhance homebuilding through digital tools.”

Strategic Rationale

Across the homebuilding industry, digital trends are accelerating, and customers desire additional solutions that drive process efficiency in complex homebuilding projects. Currently, the average residential construction project is difficult to manage, involving over 60 material suppliers, 100 sub-contractors and many other service providers. Driving construction process efficiency is an excellent opportunity for digital technologies.

Builders FirstSource has the resources and expertise to develop technology and invest in innovation that will solve the challenges and inefficiencies in the homebuilding construction process. These solutions will not only create a better home buying experience, but they will also benefit Builders FirstSource’s customers and supply partners by ensuring better alignment and integration throughout the homebuilding project lifecycle.

Acquiring Paradigm will provide tools to make it even easier to do business with Builders FirstSource. Establishing digital solutions leadership for the homebuilding industry is expected to drive growth and efficiency for Builders FirstSource’s distribution network by enabling it to efficiently and seamlessly align with customers and better support the entire homebuilding construction process.

Timeline

The transaction is expected to close in 2021, subject to customary closing conditions and antitrust approvals. Upon closing, Paradigm will operate as an independent subsidiary of Builders FirstSource.

Advisors

Rothschild & Co is serving as financial advisor to Builders FirstSource, and Alston & Bird LLP is serving as its legal counsel.

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 40 states with approximately 550 locations and service customers in 48 of the top 50 Metropolitan Statistical Areas, providing geographic diversity and balanced end market exposure. We service customers from strategically located distribution and manufacturing facilities (certain of which are co-located) that produce value-added products such as roof and floor trusses, wall panels, stairs, vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes dimensional lumber and lumber sheet goods, millwork, windows, interior and exterior doors, and other building products. For more information about Builders FirstSource, visit the Company’s website at www.bldr.com.

About Paradigm

Paradigm was founded in 1999 in Wisconsin and has over 250 customers with over 70,000 end users. The company employs over 300 people across the U.S. Paradigm is transforming the way that residential construction business is done across the country. Paradigm’s technology platform is the largest of its kind in the world, serving customers in both new construction and renovation markets by increasing sales and operational efficiencies. For more information about Paradigm, visit the Company’s website at www.myparadigm.com.

Forward-Looking Statements

Statements in this news release and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, synergies, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this release was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s merger with BMC, the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in the other reports filed by the Company with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Investor Contact

Michael Neese

SVP, Investor Relations

Builders FirstSource, Inc.

(214) 765-3804

Media Contact

ICR for Builders FirstSource

bldr@icrinc.com

Source: Builders FirstSource, Inc.